UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07056

Nuveen Select Maturities Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

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Table of Contents
Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Share Information	9
Risk Considerations	11
Performance Overview and Holding Summaries	12
Report of Independent Registered Public Accounting Firm	14
Portfolio of Investments	15
Statement of Assets and Liabilities	30
Statement of Operations	31
Statement of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	36
Additional Fund Information	43
Glossary of Terms Used in this Report	44
Reinvest Automatically, Easily and Conveniently	45
Board Members & Officers	46

NUVEEN 3

Chairman’s Letter to Shareholders

 Dear Shareholders,
Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are higher amid the Federal Reserve (Fed) rate hikes and inflation is ticking higher.
The Trump administration's early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House's pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.
Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and the U.K.’s decision to leave the European Union (or “Brexit”) remained in the minority in the Dutch general election in March and France’s presidential election in May, easing the political uncertainty surrounding Germany’s elections later this year.
In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.
Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
May 22, 2017
4 NUVEEN

Portfolio Manager’s Comments
Nuveen Select Maturities Municipal Fund (NIM)
This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio manager Paul L. Brennan, CFA, reviews U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of the Nuveen Select Maturities Municipal Fund (NIM). Paul has managed NIM since 2006.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended March 31, 2017?
The U.S. economy continued to expand at its below-trend rate but showed some signs of strengthening in the latter months of the reporting period. For 2016 as a whole, the Bureau of Economic Analysis reported that the economy grew at an annual rate of 1.6%, as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite a boost in third-quarter GDP from a short-term jump in exports, economic activity in the other three calendar quarters of 2016 stayed near or below the 2% growth mark.
In the first quarter of 2017, growth slackened to an annual rate of 0.7%, tempered by a slowdown in consumer and government spending, according to the government’s “advance” estimate. The deceleration in first-quarter GDP growth, followed by a reaccel-eration in the spring and summer, has been a trend over the past few years. Moreover, other signs of positive momentum remain. The labor market continued to tighten, inflation ticked higher, and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.5% in March 2017 from 5.0% in March 2016 and job gains averaged around 200,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price Index (CPI) rose from the low of 0.8% in July 2016 to 2.4% over the twelve-month reporting period ended March 2017 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.0% during the same period, equal to the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.8% annual gain in February 2017 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 5.2% and 5.9%, respectively.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN 5

Portfolio Manager’s Comments (continued)
The U.S. economic outlook struck a more optimistic tone, prompting the Fed’s policy making committee to raise its main benchmark interest rate in December 2016 and again in March 2017. These moves were widely expected by the markets and additional increases are anticipated in 2017 as the Fed seeks to gradually “normalize” interest rates.
The political environment was another major influence on the markets over the reporting period. In the U.S., the surprising election of Donald Trump boosted consumer, business and market sentiment, on hopes that President Trump’s policy agenda of tax reform, infrastructure spending and reduced regulation would reignite the economy. While U.S. stocks rallied particularly strongly in the months following the election, the advance slowed as concerns about the new administration’s immigration policy and the Republican’s health care bill began to weigh on the markets. Prior to the U.S. presidential election, Britain’s vote to leave the European Union, known as Brexit, roiled the markets in late June and July 2016. Although world stock markets largely recovered, sterling dropped to a 31-year low and remained volatile as the U.K. prepared for exit negotiations. Investors also worried whether the undercurrent of populism and nationalism supporting President Trump and Brexit victories could spread across Europe, where several countries have key elections in 2017.
The municipal bond market encountered elevated volatility over the twelve-month reporting period, driven by a sell-off and widening credit spreads following the surprise election results. Prior to the election, municipal bond mutual funds had been drawing steady inflows from September 2015 to October 2016, which kept demand outpacing supply and supported prices. However, beginning in mid-October, demand began to soften in anticipation of a Fed rate hike. Municipal bond prices continued to fall in November 2016 after President Trump’s win triggered rising inflation and interest rate expectations as well as speculation on tax code changes, and in December due to tax-loss selling. A sharp rise in interest rates after the election fueled a reversal in municipal bond fund flow. Municipal bond funds experienced large outflows in the fourth quarter of 2016, especially in the high yield municipal segment, which drove mutual fund managers to sell positions to help meet investor redemptions. At the same time, new issuance spiked in October 2016, further contributing to excess supply and exacerbating falling prices and credit spread widening. However, stabilizing market conditions in December gave way to a rally in the first quarter of 2017. Concerns that the new administration’s fiscal, tax and health care policy agenda could have a potentially negative impact on municipal bonds eased somewhat. By the end of the reporting period, interest rates stayed at a higher level than where they began.
In the reporting period overall, municipal bond issuance nationwide totaled $432.7 billion, an 11.2% gain from the issuance for the twelve-month period ended March 31, 2016. Gross issuance remains robust as issuers continue to actively and aggressively refund their outstanding debt given the low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. The net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this was an overall positive technical factor on municipal bond investment performance in recent years. However, as interest rates moved higher, the pace of refunding deals began to moderate.
Although the municipal bond market experienced widening credit spreads over a short period after the election, the trend was more attributable to technical conditions than a change in the fundamental backdrop. Despite the U.S. economy’s rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.
6 NUVEEN

What key strategies were used to manage NIM during the twelve-month reporting period ended March 31, 2017?
The broad municipal bond market ended the reporting period in positive territory, as a rally in the latter months of the period helped recoup the losses from the post-election sell-off. Although interest rates were higher by the end of the reporting period, tightening credit spreads and a moderately flattening yield curve helped support municipal bond performance in general. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.
The Fund’s overall positioning remained relatively unchanged during the reporting period. Our emphasis remained on intermediate and longer maturities, lower rated credits and sectors offering higher yields. In fact, we took advantage of cheaper relative valuations during the post-election sell-off to modestly increase the Fund’s exposure to lower rated and longer duration credits. We also more actively pursued tax loss swaps. That is, we sold some lower coupon bonds that were bought when interest rates were lower and used the proceeds to buy similarly structured bonds with higher coupons, to capitalize on the tax loss (which can be used to offset future taxable gains) and boost the Funds’ income distribution capabilities.
Cash for new purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep NIM fully invested and support the Fund’s income stream. Because NIM is an intermediate maturity Fund, it typically has a greater number of bonds maturing or being called than funds with longer average maturity targets. In addition, we continued to see heightened call activity during the reporting period, as bond issuers sought to lower costs through refinancings, and the increase in this activity provided ample cash for purchases. The Fund had no exposure to Puerto Rico in this reporting period.
How did NIM perform during the twelve-month reporting period ended March 31, 2017?
The table in NIM’s Performance Overview and Holding Summaries section of this report provides total returns for the Fund for the one-year, five-year and ten-year periods ended March 31, 2017. The Fund’s returns are compared with the performance of a corresponding market index.
For the twelve months ended March 31, 2017, the total return on net asset value (NAV) for NIM trailed the returns for the S&P Municipal Bond Intermediate Index.
The main drivers of the Fund’s performance during this reporting period were credit exposures and duration and yield curve positioning. Lower rated bonds continued to outperform higher rated bonds during this reporting period. The Fund remained overweight to bonds rated A and below, which was beneficial to performance because these segments performed well. The Fund’s duration and yield curve positioning was also favorable to performance. An overweight allocation to the shorter end of the yield curve contributed positively, as shorter maturities outperformed in this reporting period.
On a sector basis, the tobacco securitization and health care sectors were among the strongest performers in this reporting period, and the Fund’s holdings in these sectors aided performance. The Fund also benefited from the elevated level of pre-refunding activity, as the holdings in called bonds saw a boost in performance due to pre-refunding. Additionally, NIM’s positions in Chicago and Illinois general obligation (GO) bonds, including a Chicago Board of Education local GO, were advantageous to performance. However, the Fund’s allocation to the industrial development revenue/pollution control revenue (IDR/PCR) sector dampened performance, largely due to holdings in energy supplier First Energy. Although it represented a small weighting in the Fund, First Energy was a meaningful detractor to underperformance during this reporting period. The credit performed poorly as the company seeks to exit the power generation business, which has increased uncertainty about its financial health.
NUVEEN 7

Portfolio Manager’s Comments (continued)
A Note About Investment Valuations
The municipal securities held by the Fund are valued by the Fund’s pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of the Fund’s portfolio in its entirety. Thus, the current net asset value of the Fund’s shares may be impacted, higher or lower, if the Fund were to change its pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund’s current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but they announced in March 2017, that they anticipate doing so sometime in the ensuing several months. Such changes could have an impact on the net asset value of the Fund’s shares.

8 NUVEEN

Share Information
DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of March 31, 2017. The Fund’s distribution levels may vary over time based on its investment activity and portfolio investment value changes.
During the current reporting period, the Fund’s distributions to shareholders were as shown in the accompanying table.
Per Share
Monthly Distributions (Ex-Dividend Date)	Amounts
April 2016	$0.0260
May	0.0260
June	0.0260
July	0.0260
August	0.0260
September	0.0260
October	0.0260
November	0.0260
December	0.0260
January	0.0260
February	0.0260
March 2017	0.0260
Total Monthly Per Share Distributions	$0.3120
Ordinary Income Distribution*	$0.0027
Total Distributions from Net Investment Income	$0.3147
Total Distributions from Long-Term Capital Gains*	$0.0020
Total Distributions	$0.3167
Yields
Market Yield**	3.14%
Taxable-Equivalent Yield**	4.36%

*	Distribution paid in December 2016.
**
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 28.0%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.
As of March 31, 2017, the Fund had a positive UNII balance for tax and financial reporting purposes.

NUVEEN 9

Share Information (continued)
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund’s shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
SHARE REPURCHASES
During August 2016, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of March 31, 2017, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.
Shares cumulatively repurchased and retired	0
Shares authorized for repurchase	1,245,000

OTHER SHARE INFORMATION
As of March 31, 2017, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.
NAV	$10.28
Share price	$9.93
Premium/(Discount) to NAV	(3.40)%
12-month average premium/(discount) to NAV	(1.69)%

10 NUVEEN

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Select Maturities Municipal Fund (NIM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NIM.

NUVEEN 11

NIM
Nuveen Select Maturities Municipal Fund
Performance Overview and Holding Summaries as of March 31, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2017
	Average Annual
	1-Year	5-Year	10-Year
NIM at NAV	(0.43)%	2.95%	3.88%
NIM at Share Price	(3.13)%	2.74%	3.84%
S&P Municipal Bond Intermediate Index	0.06%	3.02%	4.50%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

 12 NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.7%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.3%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
AAA/U.S.Guaranteed	13.0%
AA	27.7%
A	28.3%
BBB	21.7%
BB or Lower	7.0%
N/R (not rated)	2.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	20.2%
Transportation	15.9%
Health Care	14.8%
Utilities	12.6%
Tax Obligation/General	11.5%
U.S. Guaranteed	10.8%
Consumer Staples	5.4%
Other	8.8%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	17.6%
Texas	9.1%
California	7.0%
New Jersey	6.4%
Pennsylvania	6.2%
New York	5.9%
Ohio	4.7%
Florida	4.5%
South Carolina	4.0%
Wisconsin	3.4%
Arizona	3.2%
Louisiana	3.0%
Nevada	2.4%
Washington	2.3%
Indiana	2.2%
Other	18.1%
Total	100%

NUVEEN 13

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Nuveen Select Maturities Municipal Fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Select Maturities Municipal Fund (the “Fund”) as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through March 31, 2014, were audited by other auditors whose report dated May 27, 2014, expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
May 25, 2017

14 NUVEEN

NIM
Nuveen Select Maturities Municipal Fund
Portfolio of Investments	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.7%

	MUNICIPAL BONDS – 98.7%

	Alabama – 0.3%
$ 280	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016A, 4.000%,	3/21 at 100.59	Aa3	$ 303,559
	7/01/46 (Mandatory put 6/01/21)
125	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill	4/25 at 100.00	N/R	124,025
	College Project, Series 2015, 5.000%, 4/15/27
405	Total Alabama			427,584
	Alaska – 0.1%
155	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	171,339
	Arizona – 3.2%
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s
	Hospital, Refunding Series 2012A:
275	5.000%, 2/01/20	No Opt. Call	BBB+	300,699
290	5.000%, 2/01/27	2/22 at 100.00	BBB+	318,011
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility
	Project, Refunding Senior Series 2012A:
425	5.000%, 7/01/25	7/22 at 100.00	A1	466,425
685	5.000%, 7/01/26	7/22 at 100.00	A1	747,588
685	5.000%, 7/01/27	7/22 at 100.00	A1	744,643
115	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power	3/23 at 100.00	A–	119,732
	Company Project, Series 2013A, 4.000%, 9/01/29
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc.
	Prepay Contract Obligations, Series 2007:
150	5.000%, 12/01/17	No Opt. Call	BBB+	153,466
135	5.250%, 12/01/19	No Opt. Call	BBB+	146,262
165	5.000%, 12/01/32	No Opt. Call	BBB+	188,838
735	5.000%, 12/01/37	No Opt. Call	BBB+	853,526
3,660	Total Arizona			4,039,190
	Arkansas – 0.4%
525	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light	No Opt. Call	A	538,393
	Company Project, Series 2013, 2.375%, 1/01/21
	California – 6.9%
300	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien	No Opt. Call	A	350,271
	Series 2013A, 5.000%, 10/01/23
960	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series	2/27 at 100.00	A+	950,256
	2017, 3.750%, 2/01/32
250	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace	7/26 at 100.00	BB	259,165
	Academy Project, Series 2016A, 5.000%, 7/01/31
105	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	105,715
	Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25)
	(Alternative Minimum Tax)
290	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	296,183
	Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)
205	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	206,218
	Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax)
525	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	AA–	584,393

NUVEEN 15

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 125	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	12/24 at 100.00	BB+	$ 135,996
	University Medical Center, Series 2014A, 5.250%, 12/01/29
285	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente,	No Opt. Call	AA–	286,006
	Series 2009E-1, 5.000%, 4/01/44 (Mandatory put 5/01/17)
250	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series	1/23 at 100.00	BBB–	269,770
	2012, 5.000%, 1/01/24
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Series 2007A-1:
710	4.500%, 6/01/27	6/17 at 100.00	B1	711,306
100	5.000%, 6/01/33	6/17 at 100.00	B–	99,995
100	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills	9/24 at 100.00	N/R	107,623
	Improvement Area A & C, Series 2014C, 5.000%, 9/01/32
365	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities	10/17 at 100.00	AA	370,822
	District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured
1,000	Mount San Antonio Community College District, Los Angeles County, California, General	2/28 at 100.00	Aa1	914,190
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (5)
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/25 –	No Opt. Call	AA	1,519,760
	AGC Insured
35	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series	6/23 at 100.00	BBB–	39,229
	2013A, 5.750%, 6/01/44
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding Series	No Opt. Call	Aaa	883,280
	2011, 0.000%, 8/01/37
415	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	1/25 at 100.00	BBB–	463,692
	Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29
215	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A,	No Opt. Call	Baa1	246,384
	5.000%, 7/01/25
10,235	Total California			8,800,254
	Colorado – 1.3%
250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	No Opt. Call	BBB+	276,803
	Series 2008D-3, 5.000%, 10/01/38 (Mandatory put 11/12/21)
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
300	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	187,947
250	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	128,715
10	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007A-1, 5.250%,	No Opt. Call	AA–	10,514
	9/01/18 – NPFG Insured
1,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 –	9/20 at 41.72	AA–	360,100
	NPFG Insured
500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding	No Opt. Call	N/R	528,410
	Series 2013, 5.000%, 12/01/20
210	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private	7/20 at 100.00	BBB+	232,254
	Activity Bonds, Series 2010, 6.000%, 1/15/41
2,520	Total Colorado			1,724,743
	Connecticut – 0.8%
100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility	9/17 at 100.00	N/R	98,163
	Expansion Church Home of Hartford Inc. Project, TEMPS-50 Series 2016B-2, 2.875%, 9/01/20
905	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	No Opt. Call	AAA	904,837
	Series 2010A-3, 0.875%, 7/01/49 (Mandatory put 2/08/18)
1,005	Total Connecticut			1,003,000

16 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Delaware – 0.1%
$ 170	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013,	7/23 at 100.00	BBB	$ 180,275
	5.000%, 7/01/28
	District of Columbia – 1.0%
120	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC	10/22 at 100.00	BB+	114,974
	Issue, Series 2013, 5.000%, 10/01/30
1,045	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds,	No Opt. Call	Baa1	1,201,039
	Series 2001, 6.500%, 5/15/33
1,165	Total District of Columbia			1,316,013
	Florida – 4.4%
440	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Emerald	4/17 at 100.00	Aaa	441,122
	Palms Apartments, Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds,
	Series 2015A-1:
555	5.000%, 6/01/22	12/21 at 100.00	AA–	636,019
365	5.000%, 6/01/25	12/24 at 100.00	AA–	432,678
200	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal	No Opt. Call	AA–	209,098
	Account Senior Secured Series 2011A-1, 5.000%, 6/01/18
	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds,
	Senior Secured Series 2012A-1:
50	5.000%, 6/01/18	No Opt. Call	AA–	52,274
455	5.000%, 6/01/20	No Opt. Call	AA–	503,935
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University,
	Refunding Series 2013:
90	4.750%, 11/01/23	No Opt. Call	BBB–	93,872
370	6.000%, 11/01/33	11/23 at 100.00	BBB–	414,041
600	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B,	7/17 at 101.00	AA– (4)	612,432
	5.000%, 7/01/19 (Pre-refunded 7/01/17) – NPFG Insured
	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System,
	Series 2009:
10	5.500%, 6/01/29 – AGM Insured	6/19 at 100.00	AA	10,774
10	5.625%, 6/01/34 – AGC Insured	6/19 at 100.00	AA	10,765
625	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010,	No Opt. Call	A	672,944
	5.000%, 10/01/20
90	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH	12/24 at 100.00	BBB+	97,932
	Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31
720	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System	8/17 at 100.00	AA–	730,037
	Obligation Group, Refunding Series 2007, 5.000%, 8/15/27
	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project,
	Refunding & Capital Improvement Series 2012A:
120	5.000%, 9/01/22	No Opt. Call	A+	137,044
350	5.000%, 9/01/23	9/22 at 100.00	A+	395,892
185	5.000%, 9/01/25	9/22 at 100.00	A+	210,939
5,235	Total Florida			5,661,798
	Georgia – 1.0%
205	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995,	8/22 at 100.00	AA– (4)	224,692
	5.200%, 8/01/25 (Pre-refunded 8/01/22) – NPFG Insured
900	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa2	1,008,999
	Refunding Series 2012C, 5.250%, 10/01/23
1,105	Total Georgia			1,233,691

NUVEEN 17

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 0.3%
$ 140	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/23 at 100.00	A–	$ 153,366
	Series 2013, 5.500%, 7/01/43
150	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43	10/23 at 100.00	BBB	171,273
	(Alternative Minimum Tax)
290	Total Guam			324,639
	Hawaii – 0.6%
200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	214,144
	University, Series 2013A, 6.250%, 7/01/27
20	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health	7/25 at 100.00	AA–	23,149
	Systems, Series 2015A, 5.000%, 7/01/29
510	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds,	No Opt. Call	A–	518,038
	Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25
	(Alternative Minimum Tax)
730	Total Hawaii			755,331
	Idaho – 0.4%
565	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project,	No Opt. Call	Ba1	538,733
	Refunding Series 2016, 2.750%, 10/01/24
	Illinois – 17.2%
	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
10	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	9,713
10	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	9,628
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	23,878
25	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	23,330
25	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	23,419
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
15	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	14,569
15	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	14,442
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	23,878
35	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	32,994
40	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	37,281
1,215	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital	4/27 at 100.00	A	1,253,710
	Improvement Revenues, Series 2016, 6.000%, 4/01/46
235	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	No Opt. Call	B+	229,809
	Series 2010F, 5.000%, 12/01/17
300	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien	1/25 at 100.00	A	326,265
	Refunding Series 2015A, 5.000%, 1/01/33 (Alternative Minimum Tax)
75	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C,	1/19 at 100.00	BBB+	74,310
	5.000%, 1/01/27
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
200	5.000%, 1/01/23	No Opt. Call	BBB+	202,676
225	5.000%, 1/01/24	No Opt. Call	BBB+	227,293
190	5.000%, 1/01/25	No Opt. Call	BBB+	190,834
55	5.000%, 1/01/26	No Opt. Call	BBB+	54,957
325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 11/15/21	No Opt. Call	AA–	362,281
185	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A, 5.000%, 11/15/20	No Opt. Call	AA–	203,089
1,997	Huntley, Illinois, Special Service Area 9, Special Tax Bonds, Series 2007, 5.100%, 3/01/28 –	4/17 at 100.00	AA	2,003,710
	AGC Insured
625	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and	No Opt. Call	Aa3	628,756
	Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory put 8/01/20)
455	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB	489,712
560	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A,	9/24 at 100.00	BBB	562,772
	4.625%, 9/01/39

18 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 275	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A,	7/18 at 100.00	A+ (4)	$ 290,507
	5.500%, 7/01/38 (Pre-refunded 7/01/18)
890	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%,	11/17 at 100.00	A (4)	916,771
	11/15/37 (Pre-refunded 11/15/17)
1,850	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C,	No Opt. Call	BBB	1,904,890
	4.000%, 2/15/24
250	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.250%, 4/01/22	4/17 at 100.00	Ba2	250,080
	Illinois State, General Obligation Bonds, February Series 2014:
370	5.000%, 2/01/25	2/24 at 100.00	BBB	388,112
325	5.000%, 2/01/26	2/24 at 100.00	BBB	338,211
	Illinois State, General Obligation Bonds, Refunding Series 2012:
390	5.000%, 8/01/20	No Opt. Call	BBB	411,165
335	5.000%, 8/01/21	No Opt. Call	BBB	354,835
1,000	5.000%, 8/01/22	No Opt. Call	BBB	1,059,210
320	5.000%, 8/01/23	No Opt. Call	BBB	338,803
300	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/20	No Opt. Call	BBB	306,975
	Illinois State, General Obligation Bonds, Series 2013:
280	5.500%, 7/01/25	7/23 at 100.00	BBB	299,807
240	5.500%, 7/01/26	7/23 at 100.00	BBB	256,027
470	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series	1/26 at 100.00	AA–	536,411
	2016A, 5.000%, 12/01/31
450	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	AA–	501,912
	5.000%, 1/01/37
1,380	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation	No Opt. Call	Aa3	1,341,263
	Bonds, Series 2006, 0.000%, 12/01/18 – NPFG Insured
1,000	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria	12/18 at 79.62	AA	774,820
	County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,
	Series 2010:
725	5.000%, 6/01/19	No Opt. Call	A	779,716
1,000	5.250%, 6/01/21	No Opt. Call	A	1,134,130
60	6.250%, 6/01/24	6/17 at 100.00	A	60,000
450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	483,871
	Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group,
	Inc., Series 2013:
50	7.250%, 11/01/33	11/23 at 100.00	AA	64,933
95	7.250%, 11/01/36	11/23 at 100.00	AA	122,566
200	7.625%, 11/01/48	11/23 at 100.00	AA	260,126
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
230	5.000%, 3/01/33	3/25 at 100.00	A	254,506
145	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	160,875
500	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source,	No Opt. Call	A+	544,785
	Series 2012, 4.000%, 11/01/22
355	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College	6/18 at 100.00	AA	371,628
	District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008,
	5.750%, 6/01/28
455	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax	10/19 at 103.00	BBB+	496,796
	General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22
21,257	Total Illinois			22,027,037
	Indiana – 2.2%
140	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B–	139,317
	Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21

NUVEEN 19

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 175	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project,	9/24 at 100.00	BB–	$ 182,520
	Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)
140	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A,	10/24 at 100.00	A	158,379
	5.000%, 10/01/31
255	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public	No Opt. Call	AA–	274,530
	Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured
250	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012, 4.750%, 2/01/21	No Opt. Call	N/R	260,452
250	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding	8/24 at 100.00	A	285,405
	Series 2014, 5.000%, 2/01/29
865	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc.	No Opt. Call	A2	866,341
	Project, Series 2008, 1.850%, 6/01/44 (Mandatory put 10/01/19)
600	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc.	No Opt. Call	A2	678,396
	Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)
2,675	Total Indiana			2,845,340
	Iowa – 1.1%
500	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%,	6/20 at 100.00	A2 (4)	561,065
	6/15/27 (Pre-refunded 6/15/20)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company
	Project, Series 2013:
220	5.000%, 12/01/19	No Opt. Call	B	222,915
215	5.500%, 12/01/22	12/18 at 100.00	B	216,533
200	5.250%, 12/01/25	12/23 at 100.00	B	202,462
185	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	6/19 at 105.00	B	188,378
	Project, Series 2016, 5.875%, 12/01/27
1,320	Total Iowa			1,391,353
	Kansas – 0.1%
105	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	No Opt. Call	A+	120,976
	Refunding & Improvement Series 2014A, 5.000%, 9/01/22
	Kentucky – 1.1%
350	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	6/18 at 100.00	AA	363,734
	Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured
500	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	No Opt. Call	Baa3	504,220
	Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17
340	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease	6/21 at 100.00	Aa3	375,931
	Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29
200	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities	No Opt. Call	A	200,202
	Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33
	(Mandatory put 6/01/17)
1,390	Total Kentucky			1,444,087
	Louisiana – 2.9%
240	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power	No Opt. Call	A–	240,106
	Company Project, Refunding Series 2010, 1.600%, 1/01/19
445	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East	7/21 at 100.00	BB	471,001
	Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006-C1:
175	5.875%, 6/01/23 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (4)	185,068
10	6.000%, 6/01/24 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (4)	10,590
70	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project,	6/21 at 100.00	A	70,159
	Refunding Series 2016B, 3.500%, 6/01/30

20 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 150	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/26 at 100.00	A–	$ 170,628
	Refunding Series 2016, 5.000%, 5/15/29
540	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/17 at 100.00	A–	541,825
	Series 2007A, 5.250%, 5/15/38
210	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/17 at 100.00	N/R (4)	211,165
	Series 2007A, 5.250%, 5/15/38 (Pre-refunded 5/15/17)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
525	5.000%, 5/15/22	No Opt. Call	A–	598,416
335	5.000%, 5/15/24	No Opt. Call	A–	389,454
110	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/25	No Opt. Call	AA–	130,066
100	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A	111,851
590	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series	No Opt. Call	BBB	620,420
	2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)
3,500	Total Louisiana			3,750,749
	Maine – 0.0%
35	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	39,974
	Massachusetts – 1.1%
200	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,	7/24 at 100.00	BBB–	214,944
	Series 2014A, 5.000%, 7/01/27
500	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007,	10/17 at 100.00	N/R	505,345
	5.000%, 10/01/19
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc.,
	Series 2001A:
100	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	4/17 at 100.00	N/R	100,360
470	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	4/17 at 100.00	N/R	474,465
70	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A,	8/17 at 100.00	AA+ (4)	71,114
	5.000%, 8/15/20 (Pre-refunded 8/15/17) – AMBAC Insured
1,340	Total Massachusetts			1,366,228
	Michigan – 1.1%
400	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development	No Opt. Call	BB	289,244
	Area 1 Projects, Series 1996B, 0.000%, 7/01/23
150	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%,	No Opt. Call	AA–	177,943
	7/01/29 – FGIC Insured
150	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/25 at 100.00	A–	162,086
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C,
	5.000%, 7/01/34
705	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County	12/25 at 100.00	A	773,484
	Airport, Refunding Series 2015F, 5.000%, 12/01/33 (Alternative Minimum Tax)
1,405	Total Michigan			1,402,757
	Missouri – 1.2%
100	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	5/23 at 100.00	BBB+	107,975
	Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
30	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	11/23 at 100.00	BBB	29,898
	Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32
1,070	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series	No Opt. Call	AA–	1,166,557
	2005, 5.500%, 7/01/19 – NPFG Insured
185	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1989A, 8.125%,	4/17 at 100.00	AA+ (4)	204,416
	8/01/20 (Pre-refunded 4/03/17) (Alternative Minimum Tax)
1,385	Total Missouri			1,508,846

NUVEEN 21

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Montana – 0.4%
$ 260	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th Street,	1/23 at 100.00	N/R	$ 269,339
	Series 2013A, 5.000%, 7/01/33
170	University of Montana, Revenue Bonds, Series 1996D, 5.375%, 5/15/19 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	177,335
430	Total Montana			446,674
	Nebraska – 0.1%
100	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools	6/22 at 100.00	AA–	110,156
	Series 2012, 4.000%, 6/15/23
	Nevada – 2.4%
1,470	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	1,636,816
250	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%,	6/19 at 100.00	BBB+ (4)	286,862
	6/15/30 (Pre-refunded 6/15/19)
50	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence,	No Opt. Call	N/R	53,236
	Refunding Series 2013, 5.000%, 6/01/22
175	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power Company,	No Opt. Call	A+	181,087
	Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory put 6/01/22)
775	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority,	7/21 at 100.00	AA	879,416
	Refunding Series 2011, 5.000%, 7/01/23
2,720	Total Nevada			3,037,417
	New Hampshire – 0.1%
105	Business Finance Authority of the State of New Hampshire, Water Facility Revenue Bonds,	1/26 at 100.00	A+	105,299
	Pennichuck Water Works, Inc. Project ,Series 2015A, 4.250%, 1/01/36 (Alternative Minimum Tax)
	New Jersey – 6.3%
300	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue	No Opt. Call	BBB–	325,332
	Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds,
	Series 2012:
150	4.000%, 6/15/19	No Opt. Call	BBB+	155,180
280	5.000%, 6/15/20	No Opt. Call	BBB+	299,286
150	5.000%, 6/15/21	No Opt. Call	BBB+	162,295
335	5.000%, 6/15/22	No Opt. Call	BBB+	365,200
375	5.000%, 6/15/23	6/22 at 100.00	BBB+	406,114
210	5.000%, 6/15/24	6/22 at 100.00	BBB+	225,849
510	5.000%, 6/15/25	6/22 at 100.00	BBB+	545,205
150	5.000%, 6/15/26	6/22 at 100.00	BBB+	159,574
100	4.250%, 6/15/27	6/22 at 100.00	BBB+	101,905
300	5.000%, 6/15/28	6/22 at 100.00	BBB+	317,766
220	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB	241,897
	Replacement Project, Series 2013, 5.000%, 1/01/28 (Alternative Minimum Tax)
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program	6/25 at 100.00	A–	1,035,190
	Bonds, Refunding Series 2015XX, 5.000%, 6/15/27
75	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset	10/18 at 100.00	BBB+	75,494
	Transformation Program, Series 2008A, 5.250%, 10/01/38
40	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset	10/18 at 100.00	N/R (4)	42,556
	Transformation Program, Series 2008A, 5.250%, 10/01/38 (Pre-refunded 10/01/18)
1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	531,149
	Appreciation Series 2010A, 0.000%, 12/15/33
1,590	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D,	No Opt. Call	A–	1,690,854
	5.000%, 12/15/23
330	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	352,183
270	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue	No Opt. Call	BBB–	295,377
	Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)

22 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 250	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series	No Opt. Call	Baa1	$ 242,963
	2012Q, 3.000%, 1/01/22
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
	Series 2007-1A:
195	4.500%, 6/01/23	6/17 at 100.00	BBB+	197,418
160	4.625%, 6/01/26	6/17 at 100.00	BBB	160,152
160	4.750%, 6/01/34	6/17 at 100.00	BB–	153,194
8,430	Total New Jersey			8,082,133
	New Mexico – 1.0%
715	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company –	No Opt. Call	Aa3	721,156
	Four Corners Project, Refunding Series 2005A, 1.875%, 4/01/29 (Mandatory put 4/01/20)
490	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding	8/19 at 100.00	Aa3	530,347
	Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)
1,205	Total New Mexico			1,251,503
	New York – 5.9%
220	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	AA+ (4)	248,899
	Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30 (Pre-refunded 1/15/20)
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds,
	Catholic Health System, Inc. Project, Series 2015:
210	5.000%, 7/01/23	No Opt. Call	BBB+	239,547
195	5.000%, 7/01/24	No Opt. Call	BBB+	223,655
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center	6/27 at 100.00	Baa3	223,200
	Obligated Group, Series 2017, 5.000%, 12/01/28
775	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State	5/22 at 100.00	AA	894,110
	University Educational Facilities Issue, Series 2012A, 5.000%, 5/15/25
435	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	A	494,243
	2011A, 5.750%, 2/15/47
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
240	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	216,202
170	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	142,576
835	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds,	No Opt. Call	AA–	846,356
	New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory
	put 5/01/20) (Alternative Minimum Tax)
1,050	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series	No Opt. Call	A–	1,132,750
	2013A, 5.000%, 5/01/19
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and
	State Contingency Contract-Backed Bonds, Series 2011B:
360	5.000%, 6/01/17	No Opt. Call	AA	362,545
565	5.000%, 6/01/18	No Opt. Call	AA	591,634
220	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and	6/17 at 100.00	AA	221,498
	State Contingency Contract-Backed Bonds, Series 2013B, 5.000%, 6/01/22
	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding
	Bonds, Terminal One Group Association, L.P. Project, Series 2015:
60	5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A–	67,622
60	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	68,226
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport
	Terminal B Redevelopment Project, Series 2016A:
135	4.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	BBB	133,670
175	4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	174,164
185	5.000%, 7/01/34 (Alternative Minimum Tax)	7/24 at 100.00	BBB	201,548
265	4.000%, 7/01/35 – AGM Insured (Alternative Minimum Tax)	7/24 at 100.00	AA	266,314
215	5.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	228,124
85	4.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	81,055

NUVEEN 23

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 400	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding	No Opt. Call	AA–	$ 463,744
	Series 2013B, 5.000%, 11/15/21
7,055	Total New York			7,521,682
	North Carolina – 1.3%
1,315	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C,	1/26 at 100.00	A	1,545,888
	5.000%, 1/01/29
250	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital Appreciation	7/26 at 96.08	BBB–	168,727
	Series 2017C, 0.000%, 7/01/27
1,565	Total North Carolina			1,714,615
	North Dakota – 0.8%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center
	Project, Series 2014A:
200	5.000%, 7/01/29 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	228,270
650	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	741,877
850	Total North Dakota			970,147
	Ohio – 4.6%
80	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	No Opt. Call	Aaa	80,482
	Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/17
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
100	5.375%, 6/01/24	6/17 at 100.00	B–	95,431
1,705	5.125%, 6/01/24	6/17 at 100.00	B–	1,615,470
425	5.875%, 6/01/30	6/17 at 100.00	B–	408,807
100	5.750%, 6/01/34	6/17 at 100.00	B–	94,953
480	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project,	6/23 at 100.00	Baa2	501,557
	Series 2013, 5.000%, 6/15/43
50	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding	8/18 at 100.00	A3	52,570
	Series 2008C, 5.500%, 8/15/24
225	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding	8/18 at 100.00	N/R (4)	238,651
	Series 2008C, 5.500%, 8/15/24 (Pre-refunded 8/15/18)
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,
	Series 2012C:
25	4.000%, 10/01/18	No Opt. Call	Aa3	25,916
30	4.000%, 10/01/19	No Opt. Call	Aa3	31,693
40	4.000%, 10/01/20	No Opt. Call	Aa3	42,740
45	5.000%, 10/01/21	No Opt. Call	Aa3	50,411
35	5.000%, 10/01/22	No Opt. Call	Aa3	39,706
175	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	CCC+	62,125
	Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (Mandatory
	put 3/01/19)
260	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	B1	243,090
	Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18
250	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	CCC+	88,750
	Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)
50	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	CCC+	17,750
	Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (Mandatory
	put 7/01/18)
120	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	CCC+	42,600
	Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (Mandatory put 6/01/20)
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	A+	1,837,540
	Convertible Series 2013A-3, 0.000%, 2/15/34 (5)
230	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	CCC+	81,650
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)

24 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 105	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	CCC+	$ 37,275
	Nuclear Generating Corporation Project, Series 2006B, 0.000%, 12/01/33
110	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	CCC+	39,050
	Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)
220	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	CCC+	78,100
	Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory put 7/01/20)
5	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	CCC+	1,775
	Nuclear Generating Corporation Project, Series 2010C, 0.000%, 6/01/33
100	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities	3/25 at 100.00	N/R	102,982
	Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27
6,965	Total Ohio			5,911,074
	Pennsylvania – 6.1%
935	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	CCC+	481,525
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 2.500%, 12/01/41
	(Mandatory put 6/01/17)
100	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	CCC+	35,500
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35
	(Mandatory put 4/02/18)
200	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue	12/19 at 100.00	N/R	208,624
	Bonds, Series 2009, 7.750%, 12/15/27
10	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds,	No Opt. Call	A+	10,068
	Abington Memorial Hospital Obligated Group, Series 2009A, 5.000%, 6/01/17
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	BBB	499,330
	Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory
	put 9/01/20)
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	BBB	499,180
	Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30 (Mandatory
	put 4/01/20)
460	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert	10/19 at 100.00	N/R (4)	507,385
	Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)
500	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol	1/24 at 100.00	AA	587,185
	Region Parking System, Junior Guaranteed Series 2013B, 5.500%, 1/01/27
250	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol	1/24 at 100.00	AA	295,117
	Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/26 – AGM Insured
230	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	No Opt. Call	BBB	262,688
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/25 (Alternative
	Minimum Tax)
225	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue	7/17 at 100.00	Aaa	227,416
	Bonds, Series 2012B, 5.000%, 1/01/22
140	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Arts,	5/17 at 100.00	AA (4)	149,085
	Series 1999, 5.150%, 3/15/20 – RAAI Insured (ETM)
475	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue	12/20 at 100.00	AA–	530,352
	Bonds, Series 2010A, 5.500%, 12/01/34
105	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue	12/20 at 100.00	N/R (4)	120,623
	Bonds, Series 2010A, 5.500%, 12/01/34 (Pre-refunded 12/01/20)
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second
	Series 2016B-2:
545	5.000%, 6/01/29	6/26 at 100.00	A3	621,033
580	5.000%, 6/01/35	6/26 at 100.00	A3	634,358
725	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 –	No Opt. Call	AA– (4)	792,860
	NPFG Insured (ETM)

NUVEEN 25

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 60	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds,	No Opt. Call	N/R	$ 54,983
	Marywood University, Series 2016, 3.375%, 6/01/26
880	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East,	5/19 at 100.00	AA–	953,665
	Series 2009D, 6.250%, 11/15/34
330	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community	No Opt. Call	A–	365,234
	Hospital Project, Refunding & Improvement Series 2011, 5.750%, 8/01/21
7,750	Total Pennsylvania			7,836,211
	Rhode Island – 0.2%
200	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England	9/23 at 100.00	BBB– (4)	240,882
	Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)
	South Carolina – 3.9%
1,540	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series	No Opt. Call	A3 (4)	1,690,643
	1991, 6.750%, 1/01/19 – FGIC Insured (ETM)
3,040	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series	No Opt. Call	A3	3,320,805
	1991, 6.750%, 1/01/19 – FGIC Insured
4,580	Total South Carolina			5,011,448
	South Dakota – 0.8%
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	5/17 at 100.00	A1 (4)	1,003,620
	Series 2007, 5.000%, 11/01/27 (Pre-refunded 5/01/17)
	Tennessee – 0.2%
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds,
	Covenant Health, Refunding Series 2012A:
105	4.000%, 1/01/22	No Opt. Call	A	113,626
180	5.000%, 1/01/23	No Opt. Call	A	205,405
285	Total Tennessee			319,031
	Texas – 9.0%
	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding
	Series 2007:
130	5.000%, 5/01/23 (Pre-refunded 5/01/17) – SYNCORA GTY Insured	5/17 at 100.00	AA (4)	130,467
15	5.000%, 5/01/24 (Pre-refunded 5/01/17) – SYNCORA GTY Insured	5/17 at 100.00	AA (4)	15,054
40	5.000%, 5/01/25 (Pre-refunded 5/01/17) – SYNCORA GTY Insured	5/17 at 100.00	AA (4)	40,144
10	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding	5/20 at 100.00	AA (4)	11,386
	Series 2010, 5.875%, 5/01/40 (Pre-refunded 5/01/20)
	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Refunding Bonds,
	Series 2009:
65	5.000%, 5/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (4)	70,197
165	5.000%, 5/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (4)	178,193
25	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities	6/17 at 100.00	N/R	–
	Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/17) (6)
525	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%,	1/21 at 100.00	BBB+ (4)	615,799
	1/01/46 (Pre-refunded 1/01/21)
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	BBB+	1,114,970
	5.000%, 1/01/31
155	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series	No Opt. Call	A3	179,408
	2014C, 5.000%, 11/15/24
395	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series	11/24 at 100.00	AA	462,502
	2014A, 5.000%, 11/15/26 – AGM Insured
35	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	BB–	37,003
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)

26 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 140	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	4/17 at 100.00	A2	$ 140,482
	Facilities Department, Refunding Series 2011B, 5.250%, 9/01/25
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	No Opt. Call	A2	407,720
	Project, Series 2001B, 0.000%, 9/01/23 – AMBAC Insured
430	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series	11/25 at 100.00	A1	492,887
	2015, 5.000%, 11/01/28 (Alternative Minimum Tax)
300	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	Baa1	324,876
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
100	5.000%, 12/01/25	No Opt. Call	Ba2	106,460
100	5.250%, 12/01/28	12/25 at 100.00	Ba2	107,971
250	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series	10/18 at 103.00	BB–	262,245
	2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,
	Children’s Medical Center Dallas Project, Series 2012:
425	5.000%, 8/15/24	8/22 at 100.00	Aa2	488,962
380	5.000%, 8/15/25	8/22 at 100.00	Aa2	434,488
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital
	Appreciation Series 2011C:
100	0.000%, 9/01/43 (5)	9/31 at 100.00	AA+	101,383
490	0.000%, 9/01/45 (5)	9/31 at 100.00	AA+	541,043
760	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series	9/21 at 100.00	AA+	866,484
	2011D, 5.000%, 9/01/24
455	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A,	No Opt. Call	A1	528,514
	5.000%, 1/01/23
2,870	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F,	1/18 at 100.00	A2 (4)	2,974,870
	5.750%, 1/01/38 (Pre-refunded 1/01/18)
230	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series	6/17 at 100.00	BBB+	230,150
	2006B, 1.308%, 12/15/17
110	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series	12/22 at 100.00	A3	117,114
	2012, 5.000%, 12/15/32
475	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier	8/24 at 100.00	BBB+	524,500
	Refunding Series 2015C, 5.000%, 8/15/31
10,675	Total Texas			11,505,272
	Virginia – 0.6%
100	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal	No Opt. Call	BBB	99,413
	Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory
	put 10/01/19)
575	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	617,498
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)
675	Total Virginia			716,911
	Washington – 2.3%
1,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%, 4/01/23	No Opt. Call	AA–	1,158,580
	(Alternative Minimum Tax)
1,050	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A	1,136,614
	Center, Series 2011A, 5.375%, 1/01/31
585	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds,	12/22 at 100.00	Baa2	617,526
	Whidbey General Hospital, Series 2013, 5.500%, 12/01/33
2,635	Total Washington			2,912,720
	West Virginia – 0.5%
130	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy	No Opt. Call	Baa3	124,363
	Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (Alternative Minimum Tax)

NUVEEN 27

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	March 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia (continued)
$ 250	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds,	No Opt. Call	A–	$ 244,395
	Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put
	9/01/20) (Alternative Minimum Tax)
260	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	261,911
	System Obligated Group, Improvement Series 2017A, 3.375%, 6/01/29
640	Total West Virginia			630,669
	Wisconsin – 3.4%
350	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management	5/26 at 100.00	A–	334,999
	Inc., Refunding Series 2016A-2, 2.875%, 5/01/27 (Alternative Minimum Tax)
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
755	4.000%, 4/01/20	No Opt. Call	AA–	812,939
15	5.000%, 4/01/22	No Opt. Call	AA–	17,264
325	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care,	No Opt. Call	A+	357,555
	Inc., Series 2010B, 5.000%, 7/15/20
675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care,	7/21 at 100.00	A+	749,486
	Inc., Series 2012A, 5.000%, 7/15/25
30	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care,	No Opt. Call	N/R (4)	30,477
	Inc., Refunding 2012C, 5.000%, 8/15/17 (ETM)
1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare	12/24 at 100.00	AA–	1,743,435
	Inc., Series 2015, 5.000%, 12/15/26
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
45	5.000%, 5/01/21	5/19 at 100.00	AA–	48,682
30	5.375%, 5/01/25	5/19 at 100.00	AA–	32,634
35	5.625%, 5/01/28	5/19 at 100.00	AA–	38,185
135	6.000%, 5/01/33	5/19 at 100.00	AA–	148,077
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
10	5.375%, 5/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	10,881
5	5.625%, 5/01/28 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	5,466
35	6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	38,533
3,945	Total Wisconsin			4,368,613
$ 123,987	Total Municipal Bonds (cost $122,400,267)			126,308,407

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%

	Transportation – 0.0%
$ 17	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$ 9,998
4	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	2,181
$ 21	Total Corporate Bonds (cost $1,880)				12,179
	Total Long-Term Investments (cost $122,402,147)				$ 126,320,586

28 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.3%

	MUNICIPAL BONDS – 0.3%

	Illinois – 0.3%
$ 310	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Alternative	5/17 at 100.00	B+	$ 309,923
	Revenue, Project Series 2015G, 9.000%, 3/01/32 (Mandatory put 3/01/17) (9)
$ 310	Total Short-Term Investments (cost $308,063)			309,923
	Total Investments (cost $122,710,210) – 99.0%			126,630,509
	Other Assets Less Liabilities – 1.0%			1,332,590
	Net Assets – 100%			$ 127,963,099

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund's Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund's records.

(9)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

NUVEEN 29

Statement of Assets and Liabilities	March 31, 2017

Assets
Long-Term Investments, at value (cost $122,402,147)	$126,320,586
Short-Term Investments, at value (cost $308,063)	309,923
Receivable for:
Interest	1,550,501
Investments sold	320,000
Other assets	5,719
Total assets	128,506,729
Liabilities
Cash overdraft	120,448
Payable for Dividends	315,607
Accrued expenses:
Management fees	49,969
Trustees fees	763
Other	56,843
Total liabilities	543,630
Net assets	$127,963,099
Shares outstanding	12,445,363
Net asset value ("NAV") per share outstanding	$10.28
Net assets consits of:
Shares, $.01 par value per share	$124,454
Paid-in surplus	123,843,521
Undistributed (Over-distribution of) net investment income	128,608
Accumulated net realized gain (loss)	(53,783)
Net unrealized appreciation (depreciation)	3,920,299
Net Assets	$127,963,099
Authorized shares	Unlimited

See accompanying notes to financial statements.
30 NUVEEN

Statement of Operations	Year Ended March 31, 2017

Investments Income	$4,713,492
Expenses
Management fees	604,526
Custodian fees	44,248
Trustees fees	4,094
Professional fees	24,579
Shareholder reporting expenses	33,935
Shareholder servicing agent fees	5,475
Stock exchange listing fees	7,611
Investor relations expense	16,243
Other	18,238
Total expenses	758,949
Net investment income (loss)	3,954,543
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	69,578
Change in net unrealized appreciation (depreciation) of investments	(4,483,778)
Net realized and unrealized gain (loss)	(4,414,200)
Net increase (decrease) in net assets from operations	$(459,657)

See accompanying notes to financial statements.
NUVEEN 31

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	3/31/17	3/31/16
Operations
Net investment income (loss)	$3,954,543	$3,937,524
Net realized gain (loss) from investments	69,578	147,244
Change in net unrealized appreciation (depreciation) of investments	(4,483,778)	512,937
Net increase (decrease) in net assets from operations	(459,657)	4,597,705
Distributions to Shareholders
From net investment income	(3,916,297)	(4,089,960)
From accumulated net realized gains	(24,891)	—
Decrease in net assets from distributions to shareholders	(3,941,188)	(4,089,960)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	26,761	11,750
Net increase (decrease) in net assets from capital share transactions	26,761	11,750
Net increase (decrease) in net assets	(4,374,084)	519,495
Net assets at the beginning of period	132,337,183	131,817,688
Net assets at the end of period	$127,963,099	$132,337,183
Undistributed (Over-distribution of) net investment income at the end of period	$128,608	$114,263

See accompanying notes to financial statements.
32 NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK
NUVEEN 33

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
		Net	Net			From
		Investment	Realized/		From Net	Accumulated				Ending
	Beginning	Income	Unrealized		Investment	Net Realized			Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains		Total	NAV	Price
Year Ended 3/31:
2017	$10.64	$0.32	$(0.36)	$(0.04)	$(0.32)	$—	*	$(0.32)	$10.28	$9.93
2016	10.59	0.32	0.06	0.38	(0.33)	—		(0.33)	10.64	10.57
2015	10.38	0.34	0.21	0.55	(0.34)	—		(0.34)	10.59	10.78
2014	10.63	0.36	(0.27)	0.09	(0.34)	—		(0.34)	10.38	10.18
2013	10.45	0.37	0.18	0.55	(0.37)	—		(0.37)	10.63	10.35

34 NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
	Based			Net
Based	on	Ending		Investment	Portfolio
on	Share	Net Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses	(Loss)	Rate(b)

(0.43)%	(3.13)%	$127,963	0.58%	3.01%	15%
3.66	1.24	132,337	0.57	3.01	20
5.37	9.39	131,818	0.58	3.23	16
0.95	1.83	129,153	0.58	3.44	15
5.32	4.77	132,277	0.56	3.51	17

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.
NUVEEN 35

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Select Maturities Municipal Fund (NIM) (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on July 23, 1992.
The end of the reporting period for the Fund is March 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2017 (the “current fiscal period”).
Investment Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolios, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objectives and Principal Investment Strategies
The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in an investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Sub-Adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Sub-Adviser will actively monitor the effective maturities of the Fund’s investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.
Effective August 5, 2016, the Fund added an investment policy to limit the amount of securities subject to the alternative minimum tax to no more than 20% of the Fund’s net assets.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue
36 NUVEEN

other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Compensation
The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or
NUVEEN 37

Notes to Financial Statements (continued)
collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$126,308,407	$—		$126,308,407
Corporate Bonds**	—	—	12,179	***	12,179
Short-Term Investments:
Municipal Bonds*	—	309,923	—		309,923
Total	$—	$126,618,330	$12,179		$126,630,509

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
38 NUVEEN

3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Transactions in Fund shares during the Fund’s current and prior fiscal period, were as follows:
	Year	Year
	Ended	Ended
	3/31/17	3/31/16
Shares issued to shareholders due to reinvestment of distributions	2,482	1,111

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period aggregated $19,358,642 and $19,669,028, respectively.
6. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
NUVEEN 39

Notes to Financial Statements (continued)
As of March 31, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:
Cost of investments	$122,555,527
Gross unrealized:
Appreciation	$5,597,211
Depreciation	(1,522,229)
Net unrealized appreciation (depreciation) of investments	$4,074,982

Permanent differences, primarily due to taxable market discount and distribution reallocations, resulted in reclassifications among the Fund’s components of net assets as of March 31, 2017, the Fund’s tax year end, as follows:
Paid-in-surplus	$—
Undistributed (Over-distribution of) net investment income	(23,901)
Accumulated net realized gain (loss)	23,901

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2017, the Fund’s tax year end, were as follows:
Undistributed net tax-exempt income[1]	$281,923
Undistributed net ordinary income[2]	—
Undistributed net long-term capital gains	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2017, paid on April 3, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended March 31, 2017 and March 31, 2016, was designated for purposes of the dividends paid deduction as follows:
2017
Distributions from net tax-exempt income[3]	$3,900,840
Distributions from net ordinary income[2]	33,870
Distributions from net long-term capital gains	6,414
2016
Distributions from net tax-exempt income	$3,994,604
Distributions from net ordinary income[2]	113,990
Distributions from net long-term capital gains	—

[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3] The Fund hereby designates these amounts paid during the fiscal year ended March 31, 2017, as Exempt Interest Dividends.

During the Fund’s tax year ended March 31, 2017, the Fund utilized $110,784 of its capital loss carryforward.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:
Post-October capital losses[4]	$38,202
Late-year ordinary losses[5]	—

[4]	Capital losses incurred from November 1, 2016 through March 31, 2017, the Fund’s tax year end.
[5]	Ordinary losses incurred from January 1, 2017 through March 31, 2017 and/or specified losses incurred from November 1, 2016 through March 31, 2017.

40 NUVEEN

7. Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
For the period April 1, 2016 through July 31, 2016, the annual Fund-level fee, payable monthly, was calculated according to the following schedule:
Average Daily Net Assets*	Fund-Level Fee
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For net assets over $2 billion	0.2375

Effective August 1, 2016, the annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For the next $3 billion	0.2250
For managed assets over $5 billion	0.2125

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily net assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2017, the complex-level fee rate for the Fund was 0.1613%.

Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the
NUVEEN 41

Notes to Financial Statements (continued)
Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Fund engaged in inter-fund trades pursuant to these procedures as follows:
Purchases	$481,728
Sales	—

8. Borrowing Arrangements

Uncommitted Line of Credit
During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including the Fund covered by this shareholder report. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
9. New Accounting Pronouncements
Amendments to Regulation S-X
In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.
Accounting Standards Update 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
42 NUVEEN

Additional Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		State Street Bank
Chicago, IL 60606	One Lincoln Street		200 East Randolph Drive		& Trust Company
	Boston, MA 02111		Chicago, IL 60601		Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC online at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
NIM
Shares repurchased	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
NUVEEN 43

Glossary of Terms Used in this Report (Unaudited)
•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the invest- ment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

•
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receiv- ables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

•
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

44 NUVEEN

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.
NUVEEN 45

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment
1944			company; Board Member of WDPR Public Radio station; formerly,
333 W. Wacker Drive	Chairman and	1996	Senior Partner and Chief Operating Officer (retired (2004) of	177
Chicago, IL 60606	Board Member	Class III	Miller-Valentine Group; formerly, Board member, Business Advisory
Council of the Cleveland Federal Reserve Bank and University of
Dayton Business School Advisory Council; past Chair and Director,
Dayton Development Coalition.

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic
1948			corporation (since 1996); Director and Chairman, United Fire
333 W. Wacker Drive	Board Member	1999	Group, a publicly held company; Director, American Board of	177
Chicago, IL 60606		Class III	Orthopaedic Surgery (since 2017); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the
Board of Regents for the State of Iowa University System; formerly,
Director, Alliant Energy; formerly, Director, Federal Reserve Bank of
Chicago; formerly, President and Chief Operating Officer, SCI
Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business,
1948			University of Iowa (2006-2012); Director (since 2004) of Xerox
333 W. Wacker Drive	Board Member	2003	Corporation; past Director (2005- 2015), and past President (2010-	177
Chicago, IL 60606		Class I	2014) Beta Gamma Sigma, Inc., The International Business Honor
Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and
Distinguished Professor of Finance, School of Business at the
University of Connecticut (2003-2006); previously, Senior Vice
President and Director of Research at the Federal Reserve Bank of
Chicago (1995-2003); formerly, Director (1997-2007), Credit
Research Center at Georgetown University.

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management
1942			Company (2006-2013), retired (since 2004) as Chairman, JPMorgan
333 W. Wacker Drive	Board Member	2005	Fleming Asset Management, President and CEO, Banc One	177
Chicago, IL 60606		Class II	Investment Advisors Corporation, and President, One Group Mutual
Funds; prior thereto, Executive Vice President, Banc One
Corporation and Chairman and CEO, Banc One Investment
Management Group; Regent Emeritus, Member of Investment
Committee, Luther College; member of the Wisconsin Bar
Association; member of Board of Directors and Chair of Investment
Committee, Greater Milwaukee Foundation; member of the Board of
Directors (Milwaukee), College Possible; Board member of
Milwaukee Repertory Theatre (since 2016).

46 NUVEEN

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ ALBIN F. MOSCHNER(2)			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); previously, held positions
333 W. Wacker Drive	Board Member	2016	at Leap Wireless International, Inc., including Consultant (2011-	177
Chicago, IL 60606		Class III	2012), Chief Operating Officer (2008-2011), and Chief Marketing
Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly,
President, One Point Services at One Point Communications (1999-
2000); formerly, Vice Chairman of the Board, Diba, Incorporated
(1996-1997); formerly, various executive positions with Zenith
Electronics Corporation (1991- 1996). Director, USA Technologies,
Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust
Financial Corporation (1996-2016).

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private
1962			firm which develops branding, marketing and communications
333 W. Wacker Drive	Board Member	2013	strategies for clients; Director of The Curran Center for Catholic	177
Chicago, IL 60606		Class II	American Studies (since 2009) and The President’s Council,
Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-
2014): formerly, Chairman of the Board of Trustees of Marian
University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief
Executive Officer of ABN AMRO N.V. North America, and Global
Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice
President and Head of Global Markets-the Americas (2006-2007),
CEO of Wholesale Banking North America and Global Head of
Foreign Exchange and Futures Markets (2001-2006), and Regional
Commercial Treasurer and Senior Vice President Trading-North
America (1996-2001); formerly, Trustee at St. Edmund Preparatory
School in New York City.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S.
1947			Endowment for Forestry and Communities (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Executive Director (1994- 2012), Gaylord and Dorothy Donnelley	177
Chicago, IL 60606		Class I	Foundation; prior thereto, Executive Director, Great Lakes
Protection Fund (1990-1994).

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006);
1947			Director, C2 Options Exchange, Incorporated (since 2009); Director,
333 W. Wacker Drive	Board Member	2007	CBOE Holdings, Inc.(since 2010); formerly, Commissioner, New	177
Chicago, IL 60606		Class I	York State Commission on Public Authority Reform (2005-2010).

■ TERENCE J. TOTH			Co-Founding Partner, Promus Capital (since 2008); Director,
1959			Fulcrum IT Service LLC (since 2010) and Quality Control Corporation
333 W. Wacker Drive	Board Member	2008	(since 2012); member: Catalyst Schools of Chicago Board (since	177
Chicago, IL 60606		Class II	2008) and Mather Foundation Board (since 2012), and chair of its
Investment Committee; formerly, Director, Legal & General
InvestmentManagement America, Inc.(2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007):
Executive Vice President, Quantitative Management & Securities
Lending (2000-2004); prior thereto, various positions with Northern
Trust Company (since 1994); formerly, Member, Northern Trust
Mutual Funds Board (2005-2007), Northern Trust Global Investments
Board (2004-2007), Northern Trust Japan Board (2004-2007),
Northern Trust Securities Inc. Board (2003- 2007) and Northern
Trust Hong Kong Board (1997-2004).

NUVEEN 47

Board Members & Officers (Unaudited) (continued)
Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance
1955			Company of Canada and The Dominion of Canada General Insurance
333 W. Wacker Drive	Board Member	2016	Company (each, a part of Travelers Canada, the Canadian operation	177
Chicago, IL 60606		Class I	of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden,
Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group)
(2005-2014); Member of the Board of Trustees of New York-
Presbyterian Hospital (since 2005); Member (since 2004) and Chair
(since 2015) of the Board of Trustees of The John A. Hartford
Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

Interested Board Members:

■ WILLIAM ADAMS IV(3)			Co-Chief Executive Officer and Co-President (since March 2016),
1955			formerly, Senior Executive Vice President, Global Structured
333 W. Wacker Drive	Board Member	2013	Products (2010-2016) of Nuveen Investments, Inc.; Executive Vice	177
Chicago, IL 60606		Class II	President (since February 2017) of Nuveen, LLC; Co-President of
Nuveen Fund Advisors, LLC (since 2011); Co-Co-President, Global
Products and Solutions (since January 2017), formerly, Chief
Executive Officer (2016-2017), formerly, Senior Executive Vice
President of Nuveen Securities, LLC; President (since 2011), of
Nuveen Commodities Asset Management, LLC; Board Member of
the Chicago Symphony Orchestra and of Gilda’s Club Chicago;
formerly, Executive Vice President, U.S. Structured Products, of
Nuveen Investments, Inc. (1999-2010).

■ MARGO L. COOK(2)(3)			Co-Chief Executive Officer and Co-President (since March 2016),
1964			formerly, Senior Executive Vice President of Nuveen Investments,
333 W. Wacker Drive	Board Member	2016	Inc.; Co-President, Global Products and Solutions (since January	177
Chicago, IL 60606		Class III	2017), formerly, Co-Chief Executive Officer (2015-2016), formerly,
Executive Vice President (2013-2015), of Nuveen Securities, LLC;
Executive Vice President (since February 2017) of Nuveen, LLC; Co-
President (since October 2016), formerly Senior Executive Vice
President of Nuveen Fund Advisors, LLC (Executive Vice President
since 2011); formerly,Managing Director of Nuveen Commodities
Asset Management, LLC (2011-2016); Chartered Financial Analyst.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Adress		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing
1962	Chief		Director (2004-2017) of Nuveen Securities, LLC; Senior Managing
333 W. Wacker Drive	Administrative	2007	Director (since February 2017), formerly, Managing Director	76
Chicago, IL 60606	Officer		(2014-2017) of Nuveen Fund Advisors, LLC.

■ LORNA C. FERGUSON			Senior Managing Director (since February 2017),
1945			formerly, Managing Director (2004-2017) of Nuveen.
333 W. Wacker Drive	Vice President	1998		178
Chicago, IL 60606

48 NUVEEN

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	Including Other	in Fund Complex
			Directorships	Overseen by
			During Past 5 Years	Board Member

Officers of the Funds (continued):

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President
1954	Vice President		(2013- 2014) and Vice President (2005-2013) of Nuveen Fund
333 W. Wacker Drive	and Controller	1998	Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset	178
Chicago, IL 60606			Management, LLC (since 2010); Managing Director (since 2016) of
Nuveen Securities, LLC; Certified Public Accountant.

■ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice
1979	Vice President		President (2016-2017), formerly, Vice President (2011-2016) of
333 W. Wacker Drive	and Treasurer	2016	Nuveen.; Chartered Financial Analyst.	178
Chicago, IL 60606

■ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice
197o	Chief Compliance		President (2008-2017) of Nuveen.
333 W. Wacker Drive	Officer and	2003		178
Chicago, IL 60606	Vice President

■ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice
1963			President of Nuveen Investments Holdings, Inc. (since 2006),
333 W. Wacker Drive	Vice President	2015	Vice President prior to 2006.	76
Chicago, IL 60606

■ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice
1961			President (2014-2017) of Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002		178
Chicago, IL 60606

■ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and
1966	Vice President and		General Counsel (since 2016) of Nuveen Investments, Inc.,
333 W. Wacker Drive	Assistant Secretary	2007	formerly, Executive Vice President (2016-2017) and Managing	178
Chicago, IL 60606			Director and Assistant Secretary (2008-2016); Senior Managing
Director (since January 2017) and Assistant Secretary (since 2008)
of Nuveen Securities, LLC, formerly Executive Vice President
(2016-2017) and Managing Director (2008-2016); Senior Managing
Director (since February 2017), Secretary (since 2016) and
Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director
(2008-2016) and Assistant Secretary (2007-2016); Senior Managing
Director (since February 2017), Secretary (since 2016) and
Associate General Counsel (since 2011) of Nuveen Asset
Management, LLC, formerly Executive Vice President (2016-2017)
and Managing Director and Assistant Secretary (2011-2016);
Senior Managing Director (since February 2017) and Secretary
(since 2016) of Nuveen Investments Advisers, LLC, formerly
Executive Vice President (2016-2017); Vice President (since 2007)
and Secretary (since 2016), formerly, Assistant Secretary, of NWQ
Investment Management Company, LLC, Symphony Asset
Management LLC, Santa Barbara Asset Management, LLC and
Winslow Capital Management, LLC (since 2010); Vice President
(since 2010) and Secretary (since 2016) of Nuveen Commodities
Asset Management, LLC, formerly Assistant Secretary (2010-2016).

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel
1953	Vice President and		(since 2011) of Nuveen Fund Advisors, LLC; Managing Director,
901 Marquette Avenue	Assistant Secretary	2011	Assistant Secretary and Associate General Counsel (since 2011) of	178
Minneapolis, MN 55402			Nuveen Asset Management, LLC; Managing Director and Assistant
Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy
General Counsel, FAF Advisors, Inc. (2004-2010).

NUVEEN 49

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(4)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds (continued):

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC;
1971	Vice President and		Managing Director (since January 2017), formerly, Senior Vice
333 W. Wacker Drive	Assistant Secretary	2008	President (2016-2017) and Assistant Secretary (since October 2016)	178
Chicago, IL 60606			of Nuveen Fund Advisors, LLC; Vice President and Assistant
Secretary (since 2010) of Nuveen Commodities Asset Management,
LLC.

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice
1978	Vice President and		President of Morgan Stanley Investment Management, Inc., Assistant
333 W. Wacker Drive	Assistant Secretary	2013	Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	178
Chicago, IL 60606

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Vice President and		Securities, LLC; Managing Director (since 2004) and Assistant
333 W. Wacker Drive	Secretary	1988	Secretary (since 1994) of Nuveen Investments, Inc.; Managing	178
Chicago, IL 60606			Director (since 2002), Assistant Secretary (since 1997) and
Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC;
Managing Director, Assistant Secretary and Associate General
Counsel of Nuveen Asset Management, LLC (since 2011); Vice
President (since February 2017), formerly, Managing Director (2003-
2017) and Assistant Secretary (since 2003) of Symphony Asset
Management LLC; Managing Director and Assistant Secretary (since
2002) of Nuveen Investments Advisers, LLC; Vice President and
Assistant Secretary of NWQ Investment Management Company, LLC
(since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered
Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

50 NUVEEN

Notes
NUVEEN 51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.
Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-A-0317D  157260

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Select Maturities Municipal Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
March 31, 2017	$20,840	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2016	$20,165	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

[3] "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2017	$ 0	$ 0	$ 0	$ 0
March 31, 2016	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).  PORTFOLIO MANAGER BIOGRAPHY

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Item 8(a)(2).  OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	10	$17.54 billion
	Other Pooled Investment Vehicles	1	$36.0 million
	Other Accounts	2	$52.7 million
*	Assets are as of March 31, 2017. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).  OWNERSHIP OF REGISTRANT’S SECURITIES AS OF MARCH 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Paul Brennan	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: June 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: June 8, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 8, 2017